UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

PRIMAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Delaware	333-46494	36-4170318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18881 Von Karman Avenue
Suite 500
Irvine, California 92612

(Address of Principal Executive Offices)    (Zip Code)

Registrant’s telephone number, including area code: (949) 260-1500

Item 5.           Other Events.

On July 23, 2003, Primal Solutions, Inc. (the “Company”) issued a press release announcing its earnings for the second quarter and six months ended June 30, 2003.  A copy of the press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

On July 23, 2003, the Company issued a press release announcing the results of its 2003 Annual Meeting of Stockholders.  A copy of the press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

99.1                           Press release dated July 23, 2003 announcing earnings for the second quarter and six months ended June 30, 2003

99.2                           Press release dated July 23, 2003 announcing results of the 2003 Annual Meeting of Stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2003	PRIMAL SOLUTIONS, INC.

	By: /s/	Joseph R. Simrell
Joseph R. Simrell
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 23, 2003 announcing earnings for the second quarter and six months ended June 30, 2003

99.2	Press release dated July 23, 2003 announcing results of the 2003 Annual Meeting of Stockholders